UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2023

Avalon Acquisition Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-40872	85-3451075
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Embarcadero Center, 8th Floor

 San Francisco, CA 94111

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (415) 423-0010

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, par value $0.0001 per share and three-fourths one redeemable warrant	AVACU	The Nasdaq Stock Market LLC

Class A common stock, par value $0.0001 per share	AVAC	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per whole share	AVACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to the Business Combination Agreement

As previously disclosed, on September 21, 2022, Avalon Acquisition, Inc., a Delaware corporation (“Avalon”), The Beneficient Company Group, L.P., a Delaware limited partnership (“BCG” and, as converted into a Nevada corporation upon consummation of the transactions, “Beneficient”), Beneficient Merger Sub I, Inc., a Delaware corporation and direct, wholly-owned subsidiary of BCG (“Merger Sub I”), and Beneficient Merger Sub II, LLC, a Delaware limited liability company and direct, wholly-owned subsidiary of BCG (“Merger Sub II” and together with Merger Sub I, the “Merger Subs”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”). All capitalized terms used but not defined herein shall have the meaning given to them in the Business Combination Agreement.

On April 18, 2023, Avalon, BCG and Merger Subs entered into Amendment No. 1 to the Business Combination Agreement (the “Amendment”) pursuant to which the parties amended the Business Combination Agreement to: (i) provide that holders of Company Class B Common Stock are entitled to 10 votes per share of Company Class B Common Stock with respect to all matters on which common stockholders of Beneficient generally are entitled to vote, including the election of directors to be elected by the holders of Company Class A Common Stock and Company Class B Common Stock, voting together as a single class, (ii) pursuant to the parties’ exercise of their rights under the Business Combination Agreement to waive closing conditions, the removal of the parties’ mutual condition to closing of the transactions that GWG Holdings, Inc. effect a consent to the Conversion and the Amended BCG Organizational Documents and the Amended BCH Organizational Documents and execute a lock up in favor of BCG in a form reasonably acceptable to each of Avalon and BCG, (iii) remove Avalon’s right to designate two directors to Beneficient’s board of directors upon closing of the Business Combination and set the number of initial directors of Beneficient at nine and (iv) revise certain board of directors and board committee composition provisions. No other amendments were made to the Business Combination Agreement.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Important Information About the Proposed Business Combination and Where to Find It

This Current Report on Form 8-K relates to the transactions contemplated by the Business Combination Agreement (the “Business Combination”). A full description of the terms of the Business Combination is provided in a registration statement on Form S-4 that BCG filed with the Securities and Exchange Commission (the “SEC”) on December 9, 2022, as amended (the “Form S-4”). This Current Report on Form 8-K is not intended to be, and is not, a substitute for the proxy statement/prospectus or any other document Avalon or BCG has filed or may file with the SEC in connection with the proposed transactions. Each of BCG and Avalon urge its investors, stockholders and other interested persons to read the Form S-4 and the accompanying proxy statement/prospectus (and any amendments thereto) as well as other documents filed with the SEC because these documents may contain important information about BCG, Avalon, and the Business Combination. After the Form S-4 is declared effective, the definitive proxy statement/prospectus will be mailed to stockholders of Avalon as of a record date to be established for voting on the Business Combination. Before making any voting or investment decision, investors, and stockholders of Avalon are urged to carefully read the entire proxy statement, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the Business Combination. Avalon stockholders and other interested persons are able to obtain a copy of the Form S-4, including the proxy statement/prospectus included therein, and other documents filed with the SEC, without charge, by directing a request to: Avalon Acquisition Inc., Two Embarcadero, Floor 8, San Francisco, CA, 94111, (415) 423-0010 or on the SEC’s website at www.sec.gov.

Participants in the Solicitation

BCG and Avalon, and their respective directors and executive officers, may be deemed participants in the solicitation of proxies of Avalon’s stockholders in respect of the Business Combination. Avalon’s stockholders and other interested persons may obtain more detailed information about the names and interests of the directors and officers of BCG and Avalon in the Business Combination set forth in Avalon’s or BCG’s filings with the SEC, including, the Form S-4 and the accompanying proxy statement/prospectus (and any amendments thereto) and other documents filed with the SEC. These documents can be obtained free of charge from the sources specified above and at the SEC’s web site at www.sec.gov.

This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Before making any voting or investment decision, investors and security holders are urged to read the Form S-4 and accompanying proxy statement/prospectus (and any amendments thereto) and all other relevant documents filed or that will be filed with the SEC in connection with the Business Combination as they become available because they will contain important information about the Business Combination.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K may include, “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Statements regarding the Business Combination and related matters, as well as all other statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. When used in this Current Report on Form 8-K, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions, as they relate to Avalon and its management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, Avalon’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in Avalon’s filings with the SEC. All subsequent forward-looking statements attributable to Avalon or persons acting on its behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of Avalon, including those set forth in the Risk Factors section of Avalon’s registration statement and prospectus for Avalon’s initial public offering filed with the SEC and the Form S-4 (and any amendments thereto). Avalon undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

No Offer or Solicitation

This Current Report on Form 8-K will not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K will also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Amendment No. 1 to the Business Combination Agreement, dated as of April 18, 2023, by and among Avalon Acquisition, Inc., The Beneficient Company Group, L.P., Beneficient Merger Sub I, Inc., and Beneficient Merger Sub II, LLC.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVALON ACQUISITION INC.

	By:	/s/ S. Craig Cognetti
		Name:	S. Craig Cognetti
		Title:	Chief Executive Officer

Dated: April 18, 2023